Exhibit 32.1


                              PACIFIC STATE BANCORP

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


                  In connection with the Quarterly Report of Pacific State Bancorp (the "Company") on Form 10-Q for the period ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report'), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

                  (1)      The Report fully complies with the requirements of
                           Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company



                                        Date: November 14, 2006

                                        /s/ STEVEN A. ROSSO
                                        ----------------------------------------
                                        Steven A. Rosso
                                        President and Chief Executive Officer

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